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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-98116, 333-09083, and 333-09087, on Form S-3 File Nos. 33-91142 and 333-48971.


                                              /s/ ARTHUR ANDERSEN LLP

Dallas, Texas,
March 26, 1999